UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): April 17, 2020 (April 14, 2020)

DMC Global Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-8328	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11800 Ridge Parkway, Suite 300

Broomfield, Colorado  80021

(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On April 14, 2020, DMC Global Inc. (the “Company”) received loan proceeds of $6,700,000 (the “Loan”) under the Paycheck Protection Program (“PPP”). The PPP was established under the recent Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and is administered by the U.S. Small Business Administration (the SBA). The Loan to the Company is being made through KeyBank National Association., a national banking association, and the Company’s existing lender (the “Lender”). The Company plans to use the Loan proceeds for covered payroll costs, rent and utilities in accordance with the relevant terms and conditions of the CARES Act.

The Loan is evidenced by a promissory note dated as of April 12, 2020 between the Company and the Lender (the “Note”). The Loan is unsecured, bears interest at 1.0% per annum, and matures on April 12, 2022. Monthly principal and interest payments will commence on November 12, 2020. The Company may prepay the principal of the Loan at any time without incurring any prepayment charges. The Note provides for customary events of default relating to, among other things, payment defaults, bankruptcy, breaches of representations and warranties, and material adverse changes.

The occurrence of an event of default may result in the requirement to repay all amounts outstanding, collection of all amounts owing from the Company, and/or the filing of suit and obtaining judgment against the Company.

Under the terms of the CARES Act, PPP loan recipients can apply for and be granted forgiveness for all or a portion of loans granted under the PPP. Such forgiveness will be determined, subject to limitations, based on the use of loan proceeds for payroll costs, rent and utility costs and the maintenance of employee and compensation levels. No assurance is provided that the Company will obtain forgiveness of the PPP Loan in whole or in part.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 of this report is incorporated into this Item 2.03 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMC GLOBAL INC.

Dated: April 17, 2020	By:	/s/ Michael Kuta
Michael Kuta
Chief Financial Officer